AMENDMENT NO. 2 TO ASSET PURCHASE AGREEMENT

This Amendment No. 2 (this "**Amendment**"), dated and effective as of December 22, 2023, to the original Asset Purchase Agreement (the "**Agreement**"), dated as of November 10, 2023 (as amended on December 15, 2023 by Amendment No. 1 thereto), is entered into by and among **Frankly Media LLC**, a Delaware limited liability company ("**Seller**"), **GameSquare Holdings, Inc.**, a British Columbia corporation (the "**Owner**"), and SoCast Inc., an Ontario corporation ("**Buyer**"). All terms used but not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the Agreement.

RECITALS

WHEREAS, Seller, Owner and Buyer desire to amend the Agreement as set forth in this Amendment, with immediate effect.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Section 9.01(b)(ii) of the Agreement is hereby amended and restated in its entirety as follows: "any of the conditions set forth in **Error! Reference source not found.** or **Error! Reference source not found.** shall not have been, or if it becomes apparent that any of such conditions will not be, fulfilled by December 29, 2023, unless such failure shall be due to the failure of Buyer to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by it prior to the Closing;".

2. Section 9.01(c)(ii) of the Agreement is hereby amended and restated in its entirety as follows: "any of the conditions set forth in **Error! Reference source not found.** or **Error! Reference source not found.** shall not have been, or if it becomes apparent that any of such conditions will not be, fulfilled by December 29, 2023, unless such failure shall be due to the failure of Seller to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by it prior to the Closing;".

3. Except as expressly provided in this Amendment, all of the terms and provisions of the Agreement are and will remain in full force and effect and are hereby ratified and confirmed by the parties hereto. Without limiting the generality of the foregoing, the amendments contained herein will not be construed as an amendment to or waiver of any other provision of the Agreement or as a waiver of or consent to any further or future action on the part of any party that would require the waiver or consent of any other party.

4. This Amendment is governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of laws provisions of such State.

5. This Amendment shall inure to the benefit of and be binding upon each of the parties and each of their respective successors and assigns.

6. This Amendment may be executed in counterparts, each of which is deemed an original, but all of which constitute one and the same agreement. Delivery of an executed counterpart of this Amendment electronically shall be effective as delivery of an original executed counterpart of this Amendment.

7. This Amendment constitutes the sole and entire agreement between the parties with respect to the specific subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations, and warranties, both written and oral, with respect to such subject matter.

8. Each party shall pay its own costs and expenses in connection with this Amendment (including the fees and expenses of its advisors, accountants, and legal counsel).

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

FRANKLY MEDIA LLC

DocuSigned by:

By John Wilk

7CBA563C7C70476...

Name: John Wilk

Title: Secretary

SOCAST INC.

By ____________________

Name: Elliott Hurst

Title: CEO

GAMESQUARE HOLDINGS, INC.

DocuSigned by:

By John Wilk

7CBA563C7C70476...

Name: John Wilk

Title: Secretary